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SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
BIMINI MORTGAGE MANAGEMENT, INC. (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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BIMINI MORTGAGE MANAGEMENT, INC.
3305 Flamingo Drive
Vero Beach, Florida 32963

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 24, 2005

To Our Stockholders:

        The 2005 Annual Meeting of Stockholders of Bimini Mortgage Management (the "Company") will be held at 9:00 a.m. on March 24, 2005, at the Company's offices at 3305 Flamingo Drive, Vero Beach, Florida, for the following purposes:

  1.
  To elect two Class II directors to serve until the 2008 Annual Meeting of Stockholders, in each case until his successor has been duly elected and qualified;

  2.
  To consider and vote upon a proposal to ratify the appointment of Ernst & Young LLP as our independent public accountants for the year ending December 31, 2005; and

  3.
  To transact such other business as may properly come before the meeting.

        The Board of Directors has fixed the close of business on January 28, 2005 as the record date for the meeting. Only holders of record of the Company's Class A and Class B Common Stock as of that date are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof.

        The accompanying form of proxy is solicited by the Board of Directors of the Company. Reference is made to the attached Proxy Statement for further information with respect to the business to be transacted at the meeting.

        All stockholders are cordially invited to attend the meeting in person. However, whether or not you plan to attend, please promptly sign, date and mail the enclosed Proxy Card in the enclosed return envelope, which requires no postage if mailed in the United States. Returning your Proxy Card does not deprive you of your right to attend the meeting and vote your shares in person.

                      By Order of the Board of Directors,

                      Robert E. Cauley
                      Secretary

Vero Beach, Florida
February 11, 2005

BIMINI MORTGAGE MANAGEMENT, INC.
3305 Flamingo Drive
Vero Beach, Florida 32963
(772) 231-1400

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 24, 2005

        This Proxy Statement is furnished to the holders of Class A and Class B Common Stock, par value $.001 per share (the "Common Stock"), of Bimini Mortgage Management, Inc., a Maryland corporation (the "Company"), in connection with the solicitation by the Company's Board of Directors (the "Board" or "Board of Directors") of proxies to be voted at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the Company's offices 3305 Flamingo Drive, Vero Beach, Florida on Thursday, March 24, 2005, at 9:00 a.m. or at any adjournment thereof, for the purposes set forth in the accompanying Notice.

        References in this Proxy Statement to "directors" means directors of the Company, unless the context otherwise requires.

        This Proxy Statement and form of proxy are being mailed to stockholders on or about February 11, 2005. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by the stockholder at any time prior to its use by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. A stockholder who attends the meeting in person may revoke his or her proxy at that time and vote in person if so desired. Unless revoked or unless contrary instructions are given, each proxy duly signed, dated and returned will be voted as specified therein, but unless otherwise specified, will be deemed to grant authority to vote, as applicable:

  (1)
  FOR the election of two director nominees to serve as Class II directors for three-year terms, as provided in Proposal No. 1 below (the "Election Proposal");

  (2)
  FOR the ratification of the appointment of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ended December 31, 2005; and

  (3)
  At the discretion of the persons named in the enclosed form of proxy, on any other matter that may properly come before the meeting or any adjournment thereof.

        THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" ELECTION OF EACH OF THE NOMINEES LISTED UNDER THE ELECTION PROPOSAL AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED "FOR" ELECTION OF EACH OF THE NOMINEES LISTED UNDER THE ELECTION PROPOSAL AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005 IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY.

QUORUM AND VOTING

Record Date; Quorum

        The Board of Directors has fixed the close of business on January 28, 2005 as the record date (the "Record Date") for the Meeting. Only holders of Common Stock on the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting and any adjournments and postponements thereof. The Common Stock is the only class of voting stock of the Company currently issued and outstanding which is entitled to vote at the Meeting. On the Record Date, there were 20,374,883 shares of Common Stock outstanding. Each holder of shares of Common Stock on the Record Date is entitled to cast one vote per share at the Meeting on each matter properly brought before the meeting, exercisable in person or by properly executed proxy.

        The presence of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting, in person or by properly executed proxy, is necessary to constitute a quorum at the Meeting. A quorum is necessary for any action to be taken at the Meeting. Shares of Common Stock represented at the Meeting in person or by properly executed proxy but not voted will be included in the calculation of the number of shares considered to be present at the Meeting for purposes of determining the presence of a quorum.

Votes Required for Approval

        With respect to the Election Proposal, the ratification of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ended December 31, 2005 and any other matters which properly come before the Meeting, pursuant to the Company's Articles of Amendment and Restatement (the "Charter"), the affirmative vote of a majority of the votes cast at the Meeting, assuming that the votes cast at the Meeting represent at least a majority of all of the outstanding shares of Common Stock entitled to vote at the Meeting, is required for approval. Cumulative voting is not permitted.

Proxies; Abstentions; Broker Non-Votes

        All shares of Common Stock represented by properly executed proxies received prior to or at the Meeting and not revoked will be voted in accordance with the instructions indicated in such proxies. If no instructions are given on a properly returned proxy, your proxy will be voted "FOR" election of each of the nominees listed under the Election Proposal, "FOR" the ratification of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ended December 31, 2005 and, to the extent permitted by applicable rules of the Securities and Exchange Commission (the "SEC"), in accordance with the judgment of the persons voting the proxies upon such other matters as may come before the Meeting and any adjournment or postponement thereof.

        Abstentions and broker non-votes are each included in the determination of the number of shares present and entitled to vote at the Meeting for purposes of determining a quorum but will not be counted as a vote cast. A "broker non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular matter and has not received instructions from the beneficial owner. Brokers generally have discretionary authority to vote on routine matters. A broker non-vote does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority. In addition, the shares of Common Stock represented by valid Proxies that abstain with respect to any matter will not be counted as an affirmative vote in determining whether the requisite vote for the shares was cast in favor of that matter.

        A shareholder may revoke his or her proxy at any time before it has been voted by delivering written notice to the Secretary of the Company at the offices of the Company set forth above, by presenting a duly executed proxy bearing a later date or by voting in person at the Meeting; but mere attendance at the Meeting, without further action, will not revoke a proxy.

Other Business; Adjournments

        The Board of Directors is not currently aware of any business to be acted upon at the Meeting other than as described herein. If other matters are properly brought before the Meeting, or any adjournment or postponement thereof, the persons appointed as proxies, to the extent permitted by applicable rules of the SEC, will have discretion to vote or act thereon according to their best judgment. Adjournments may be made for the purpose of, among other things, soliciting additional proxies. Any adjournment may be made from time to time by approval of the holders of a majority of the shares present in person or by proxy at the Meeting (whether or not a quorum exists) without further notice other than by an announcement made at the Meeting. If the Meeting is adjourned or postponed for any reason, all proxies will be voted at the reconvened Meeting in the same manner as such proxies would have been voted at the original convening of the Meeting (except for proxies that have, at that time, effectively been revoked or withdrawn). The Company does not currently intend to seek an adjournment of the Meeting.

Annual Report

        The Company's 2004 Annual Report, including financial statements for the fiscal year ended December 31, 2004, is being mailed to stockholders concurrently with this Proxy Statement. The Annual Report, however, is not part of the proxy solicitation material. A copy of the Company's annual report filed with the SEC on Form 10-K, including the financial statements, is contained in the Annual Report and is available on the Company's website at www.biminireit.com.

PROPOSAL NO. 1:
ELECTION OF DIRECTORS

        The Amended and Restated Bylaws of the Company provide for a Board of Directors of six members, which number may be altered by the affirmative vote of a majority of the entire Board of Directors to not more than 15, and not less than the minimum number then permitted by the Maryland General Corporation Law. The Board of Directors may fill a vacancy which results from the death, resignation or removal of a director or from an increase in the number of directors. Any director elected by the Board of Directors to fill a vacancy serves until the next annual meeting of stockholders and until his or her successor is duly elected and qualified. The Board of Directors has determined that four of the six current directors are and, assuming the election of all nominees, will continue to be "independent" within the meaning of applicable rules of the SEC and the New York Stock Exchange (the "NYSE").

        Pursuant to the Charter, the members of the Board of Directors are divided into three classes which have staggered terms of office, so that the terms of office of directors of only one class expires at each annual meeting of stockholders and each director of that class is elected for a three-year term and until his or her successor is elected and duly qualified or until his or her earlier death, resignation or removal. The following table lists the name, class designation and age for each director:

Name	Class	Age
Kevin L. Bespolka	I	42
W. Christopher Mortenson	I	58
Robert E. Cauley	II	46
Buford H. Ortale	II	43
Maureen A. Hendricks	III	53
Jeffrey J. Zimmer	III	47

        The term of office of each of the current two Class II directors (Robert E. Cauley and Buford H. Ortale) expires at the Meeting. The terms of office of the Class III directors will expire at the Annual Meeting of Stockholders to be held in 2006 and the terms of office of the Class I directors will expire at the Annual Meeting of Stockholders to be held in 2007.

        The Board of Directors has nominated Messrs. Cauley and Ortale to stand for re-election as Class II directors, each for a three-year term expiring at the Annual Meeting of Stockholders to be held in 2008. In the event that such nominees are unable to serve or for good cause will not serve, the proxies will be voted at the Meeting for such other person or persons as the Board of Directors may recommend.

Nominees For Class II Director

        The following biographical descriptions set forth certain information with respect to the Class II director nominees based on information furnished to the Company by each Class II director nominee. The following information is as of February 11, 2005.

        Robert E. Cauley, CFA has been a director of the Company since its inception in 2003. He is the Company's Chief Investment Officer, Chief Financial Officer and Secretary. He was previously Vice President, Portfolio Manager at Federated Investment Management Company in Pittsburgh, Pennsylvania where from 1996 until September 2003 he was also a lead portfolio manager, co-manager, or assistant portfolio manager of $4.25 billion (base capital, unlevered amount) in mortgage and asset backed securities funds. From 1994 to 1996, he was an associate at Lehman Brothers in the asset-backed structuring group. From 1992 to 1994 he was a credit analyst in the highly levered firms group and the aerospace group at Barclay's Bank. Mr. Cauley has invested in, researched, or structured almost every type of mortgage-backed security. Mr. Cauley, who is a CFA and a CPA, received his MBA in finance and economics from Carnegie Mellon University and his BA in accounting from California State University, Fullerton. Mr. Cauley served in the United States Marine Corps for four years.

        Buford H. Ortale has been a director of the Company since its inception in 2003. He is currently President of Sewanee Ventures, a private equity and investment banking firm that he founded in 1996. He founded and was ultimately a managing director of the high yield bond group of NationsBanc Capital Markets from 1993 to 1996. Before that, he was at Merrill Lynch in the Merchant Banking Group. Mr. Ortale has been involved in numerous private equity investments, including start-ups in which he was an original shareholder. His pre-IPO investments include iPayment, Dr. Pepper/Seven Up, Ztel, Ptek, Texas Capital Bancshares, and Healthstream. He has also served on the boards of several companies including Ztel, Ptek, and Phyve Corporation. Mr. Ortale received an MBA from Vanderbilt University.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE CLASS II DIRECTOR NOMINEES.

Directors Continuing In Office

        The following biographical descriptions set forth certain information with respect to the directors whose terms of office continue after the Meeting based on information furnished to the Company by each director. The following information is as of January 15, 2005.

Class III Directors (Terms Expire in 2006)

        Maureen A. Hendricks has been a director of the Company since its inception in 2003. She was most recently a Senior Advisory Director at Salomon Smith Barney from 2001 until January 2003. She was previously the Head of Global Energy and Power at Salomon Smith Barney prior to her retirement in 2001. She was also formerly the Head of Global Capital Markets, Head of Corporate Fixed Income—Americas, Head of European Equities, Co-Head of Global Equity Derivatives, and Head of Structured Finance for JP Morgan Securities. She graduated magna cum laude from Smith College. She is chairman of the Management Development Compensation Committee, former chairman of the Audit Committee and a member of the board of directors of Millipore Corporation.

        Jeffrey J. Zimmer has been the Chairman, Chief Executive Officer and President of the Company since its inception in 2003. He was previously a Managing Director in the Mortgage-Backed and Asset Backed Department at RBS/Greenwich Capital Markets. From 1990 through 2003, he held various positions in the mortgage-backed department at Greenwich Capital. While there, Mr. Zimmer worked closely with some of the nation's largest mortgage banks, hedge funds, and investment management firms on various mortgage-backed securities investments. He has sold and researched almost every type of mortgage-backed security in his 20 years in the mortgage business. He has negotiated terms on and participated in the completion of dozens of new underwritten public and privately placed mortgage-backed deals for customers of Greenwich Capital. Mr. Zimmer was employed at Drexel Burnham Lambert in the institutional mortgage-backed sales area from 1984 until 1990. He received his MBA in finance from Babson College in 1983 and a BA in economics and speech communication from Denison University in 1980.

Class I Directors (Terms Expire in 2007)

        Kevin L. Bespolka has been a director of the Company since its inception in 2003. He worked at Merrill Lynch from 1991 to 1999, first as the global head of non-dollar bond option trading and European fixed income proprietary trading, then as global head of foreign exchange options and proprietary trading and finally as the global co-head of debt proprietary trading. Before joining Merrill Lynch, he worked in the Debt Capital Markets Group at Morgan Stanley, structuring public and private placements of non-standard debt securities. He is currently the Chief Financial Officer of Kidsnet, a company that provides safe internet access for children that he co-founded in 2000. Mr. Bespolka graduated magna cum laude from Swarthmore College in 1984.

        W. Christopher Mortenson has been a director of the Company since May 2004. He is currently a Managing Director with Integrated Corporate Relations, a strategic investor relations firm. He worked at Deutsche Bank Alex. Brown from January 1986 to June 2002, first as the head of Software/Services Equity Research, then as a Managing Director and the firm's Global Software and Services Strategist. From 1980 to 1985 Mr. Mortenson was a senior analyst at Brean Murray Securities. From 1978 to 1980 he was the CFO of Master Design Corp., and he was a principal at Arthur Young & Company from 1970 to 1978. He has served on the boards of IQ Financial Services and Presence OnLine Pty. Mr. Mortenson graduated cum laude from Harvard College in 1968 and received his MBA from Stanford University in 1970.

PROPOSAL NO. 2:
RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        Subject to ratification by our stockholders, the Board has appointed Ernst & Young LLP as the Company's independent auditors for the fiscal year ended December 31, 2005. Ernst & Young LLP has served as the Company's independent auditors since its formation in September 2003 and is considered by the Company's management to be well-qualified. The Company expects a representative of Ernst & Young LLP to attend the annual meeting to make a statement, if he or she desires, and to respond to appropriate questions.

Fee Disclosure

        Audit Fees.    The aggregate fees billed by Ernst & Young LLP for audit services relating to the Company's financial statements for the years ended December 31, 2004 and 2003 were $169,088 and $78,834, respectively.

        Audit-Related Fees.    The aggregate fees billed by Ernst & Young LLP for audit-related services during the year ended December 31, 2004 were $400,284. These fees consisted of $17,317 for a review of the Company's third quarter financial statements and $382,967 for comfort letters and consents related to the Company's public offerings. Ernst & Young LLP did not perform any audit-related services for the Company for the year ended December 31, 2003.

        Tax Fees.    Ernst & Young LLP did not perform any services for the Company related to tax compliance, tax advice or tax planning for the years ended December 31, 2003 and 2004.

        All Other Fees.    Ernst & Young LLP did not perform any other services for the Company for the years ended December 31, 2003 and 2004.

Pre-Approval Policies and Procedures of our Audit Committee

        The Company's Audit Committee must pre-approve all audit services and permissible non-audit services provided by the Company's independent auditors, except for any de minimis non-audit services.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005.

CORPORATE GOVERNANCE

Meetings and Committees of the Board of Directors

        The Board of Directors held five meetings and acted by written consent six times in 2004. Each current director attended all of the meetings held by the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which he or she served, in each case during the period for which such director served as a director or committee member.

        The Board of Directors has an audit committee, a compensation committee and a governance and nominating committee. Other committees may be established by the Board of Directors from time to time.

        Audit Committee.    The audit committee of the Board of Directors recommends the appointment of the Company's independent auditors, reviews the Company's internal accounting procedures and financial statements and consults with and reviews the services provided by the Company's internal and independent auditors, including the results and scope of their audit. The audit committee currently consists of Ms. Hendricks, Mr. Bespolka, Mr. Mortenson and Mr. Ortale. The Board of Directors believes that a majority of the members of the audit committee satisfy the audit committee membership independence requirements of the SEC and the independence and other standards of the New York Stock Exchange. The audit committee met five times in 2004.

        The Board of Directors hereby discloses that it has determined that Ms. Hendricks qualifies as an "audit committee financial expert" as defined by the SEC. Ms. Hendricks' designation by the Board as an "audit committee financial expert" is not intended to be a representation that she is an expert for any purpose as a result of such designation, nor is it intended to impose on her any duties, obligations or liability that are greater than the duties, obligations or liability imposed on her as a member of the Audit Committee and Board in the absence of such designation.

        Compensation Committee.    The compensation committee of the Board of Directors reviews and recommends to the Board the compensation and benefits of all of the Company's executive officers, administers the Company's stock option plans and establishes and reviews general policies relating to compensation and benefits of the Company's employees. The compensation committee currently consists of Mr. Bespolka (Chairperson), Ms. Hendricks and Mr. Mortenson. The Compensation Committee met five times in 2004.

        Corporate Governance and Nominating Committee.    The corporate governance and nominating committee of the Board of Directors identifies individuals qualified to become members of the Board of Directors, selects, or recommends that the Board of Directors select, the director nominees for each annual meeting of the Company's stockholders and develops the Company's corporate governance principles. The corporate governance and nominating committee currently consists of Mr. Ortale (Chairperson) and Mr. Bespolka. The corporate governance and nominating committee met five times in 2004.

Director Compensation

        The Company's independent directors each receive annual compensation of $78,000. Additionally, each director receives reimbursement for travel and hotel expenses associated with attending board and committee meetings. The chairperson of each of the compensation committee and the governance and nominating committee is entitled to an additional annual fee of $6,000. The chairperson of the audit committee is entitled to an additional annual fee of $12,000. A minimum of one-half of the compensation payable to the Company's independent directors is in the form of the Company's Class A Common Stock and each of the Company's independent directors has the right to elect to receive all or a portion of the balance of such compensation in the form of Class A Common Stock. Beginning in the fourth quarter of 2004, the grants of stock have been under the Company's stock incentive plan, and are subject in all respects to the terms thereof. As of January 15, 2005, all four of the Company's independent directors had elected to receive 100% of their compensation in shares of Class A Common Stock. Directors employed directly by the Company are not separately compensated for their service as directors.

        In 2004, the Company issued an aggregate of 11,415 shares of Class A Common Stock as compensation to non-employee directors, including 3,259 shares issued under its stock incentive plan. Of these shares, 8,156 were issued at a price of $15.00 per share, based upon the offering price of the Company's shares of Class A Common Stock in its January 2004 and February 2004 private placements. The remaining 3,259 shares were issued at a price of $15.97 per share, based upon the average market price of the shares on the New York Stock Exchange in the seven days prior to issuance.

Lead Independent Director

        On the recommendation of the corporate governance and nominating committee, the Company's independent directors meet in regularly scheduled executive sessions without management. The Board of Directors has established the position of lead independent director and the Company's independent directors have elected Maureen A. Hendricks to serve in that position. In her role as lead independent director, Mrs. Hendricks' responsibilities include:

  •
  scheduling and chairing meetings of the independent directors and setting their agendas;

  •
  facilitating communications between the independent directors and management; and

  •
  acting as a point of contact for persons who wish to communicate with the independent directors.

Code of Business Conduct and Ethics

        The Board of Directors has established a code of business conduct and ethics, which is available on the Company's corporate website at www.biminireit.com. Among other matters, the code of business conduct and ethics is designed to deter wrongdoing and to promote:

  •
  honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

  •
  full, fair, accurate, timely and understandable disclosure in the Company's SEC reports and other public communications;

  •
  compliance with applicable governmental laws, rules and regulations;

  •
  prompt internal reporting of violations of the code to appropriate persons identified in the code; and

  •
  accountability for adherence to the code.

        Waivers to the code of business conduct and ethics may be granted only by the governance and nominating committee of the Board of Directors. In the event that the committee grants any waivers of the elements listed above to any of the Company's officers, the Company expects to announce the waiver within five business days on the corporate governance section of its corporate website. The information on that website is not incorporated by reference into this proxy statement and shall not be deemed part of this proxy statement.

Public Availability of Corporate Governance Documents

        The Company's key corporate governance documents, including its code of business conduct and the charters of its audit committee, compensation committee and governance and nominating committee are:

  •
  available on the Company's corporate website at www.biminireit.com; and

  •
  available in print to any stockholder who requests them from the Company's corporate secretary.

REPORT OF AUDIT COMMITTEE

        The Audit Committee has furnished the following report with respect to its activities for the fiscal year ending December 31, 2004.

        The Audit Committee has reviewed and discussed with management the financial statements for fiscal year 2004 audited by Ernst & Young LLP, the Company's independent auditors. The Audit Committee has discussed the Ernst & Young LLP various matters related to the financial statements, including those matters required to be discussed by SAS 61 "Communication with Audit Committees." The Audit Committee has also received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board No. 1 "Independence Discussions with Audit Committees," relating to that firm's independence from the Company; and has discussed with Ernst & Young LLP its independence. Based upon such review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ending December 31, 2004 for filing with the Securities and Exchange Commission.

        Ernst & Young LLP provided no management consulting or internal auditing services during 2004. The foregoing report has been furnished by the Audit Committee.

Audit Committee
 Maureen A. Hendricks, Chairperson
Buford H. Ortale
Kevin L. Bespolka
W. Christopher Mortenson

        The foregoing Report of Audit Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the Report by reference in any such document.

EXECUTIVE OFFICERS

        The following table sets forth certain information regarding executive officers of the Company based on information supplied by such executive officers. The following information is as of February 11, 2005.

Name	Age	Position
Jeffrey J. Zimmer(1)	47	President and Chief Executive Officer
Robert E. Cauley, CFA(1)	46	Chief Financial Officer, Chief Investment Officer and Secretary
Amber K. Luedke	28	Treasurer

(1)
Denotes a member of the Board of Directors. See "Proposal No. 1—Election Of Directors" beginning on page 3 for additional information.

        Amber K. Luedke, CPA is the Company's Treasurer. Until joining the Company in August 2004, she was a staff accountant for the public accounting firm Ahearn, Jasco + Company P.A., in Pompano Beach, Florida. While there, she performed bookkeeping, consulting and tax work for a variety of companies in a variety of industries. Through this experience she gained valuable knowledge and understanding of the mortgage-backed securities industry. Prior to joining Ahearn, Jasco in the fall of 2003 she was employed for three years as a staff accountant by Kennedy and Coe, LLC, a public accounting firm in Kansas where she specialized in taxation of the agricultural industry. Ms. Luedke received her Master of Accountancy degree in 2000 from Kansas State University and her BS in Business Administration from Kansas State University in 1999. She is licensed in Kansas and in Florida as a Certified Public Accountant.

OTHER OFFICERS

        George H. Haas IV joined the Company in May 2004 as Vice President and head of Mortgage Research. Mr. Haas worked at National City Mortgage Company from June 2002 to April 2004, most recently as Vice President of Risk Analytics in the Servicing Asset Risk Management Department. While there, Mr. Haas specialized in researching the impact of mortgage prepayments on a $155 billion mortgage servicing portfolio. He has presented his research at conferences to other fixed income and mortgage banking professionals. Mr. Haas worked at Homeside Lending Inc. from December 2001 to May 2002, where he was a member of the Capital Markets Finance Group, specializing in mortgage servicing rights, hedging and market risk oversight. Prior to December 2001, Mr. Haas attended Oklahoma State University, where he received his MS in Economics, with an econometric and statistical analysis emphasis, and his BS in Business Economics.

EXECUTIVE COMPENSATION AND OTHER MATTERS

        The following table summarizes the compensation the Company awarded or paid to its Chairman, Chief Executive Officer and President and to its Chief Financial Officer and Secretary in 2003 and 2004. The Company refers to the persons identified in the following table as its named executive officers.

Summary Compensation Table

							Long-Term Compensation
							Awards			Payouts
	Annual Compensation								Securities Underlying Options/ SARs
Name and Position							Restricted Stock Awards			LTIP Payouts	All Other Compensation
	Year	Salary		Bonus		Other
Jeffrey J. Zimmer,	2003	$4,583	(1)	—		—	—		—	—	—
President and Chief	2004	$227,500		$548,917	(2)		$2,797,500	(3)	—		$14,231	(4)
Executive Officer
Robert E. Cauley,	2003	$4,583	(1)	—		—	—		—
Chief Financial Officer,	2004	$188,854		$324,278	(5)	—	$1,865,250	(6)	—		$14,113	(7)
Chief Investment
Officer and Secretary

(1)
Represents salary received from commencement of operations to year end. Annual salary for a full year of operations would have been $150,000.

(2)
Includes a one-time bonus of $250,000 pursuant to Mr. Zimmer's employment agreement with the Company, awarded upon the effectiveness of the Company's resale registration statement. Mr. Zimmer may be entitled to an additional bonus reflecting his performance in 2004. Such bonus, if any, has not yet been determined by the compensation committee of the Company's Board of Directors.

(3)
Represents a grant of 186,500 phantom shares with dividend equivalent rights. In 2004, 22,150 of these shares vested. Provided that grantee continues his employment, additional shares vest as follows: 13,650 shares vest in February 2005, and thereafter, 13,700 shares vest each quarter through November 2007. The shares shall fully vest upon (i) Termination of Service by the Company without Cause or for Disability, (ii) Termination of Service by the Grantee for "Good Reason," within 30 days of the occurrence (or initial occurrence, in the case of a continuing condition) thereof, (iii) the Grantee's death while employed or (iv) the occurrence of a Change of Control while employed (as such terms are defined in the grantee's employment agreement).

(4)
Includes $12,466 for health and dental insurance and $1,745 automobile allowance.

(5)
Includes a one-time bonus of $125,000 pursuant to Mr. Cauley's employment agreement with the Company, awarded upon the effectiveness of the Company's resale registration statement. Mr. Cauley may be entitled to an additional bonus reflecting his performance in 2004. Such bonus, if any, has not yet been determined by the compensation committee of the Company's Board of Directors.

(6)
Represents a grant of 124,350 phantom shares with dividend equivalent rights. In 2004, 15,550 of these shares vested. Provided that grantee continues his employment, additional shares vest as follows: 9,050 shares in each quarter from February 2005 through November 2006, and thereafter, 9,100 shares vest each quarter through November 2007. The shares shall fully vest upon (i) Termination of Service by the Company without Cause or for Disability, (ii) Termination of Service by the Grantee for "Good Reason," within 30 days of the occurrence (or initial occurrence, in the case of a continuing condition) thereof, (iii) the Grantee's death while employed or (iv) the occurrence of a Change of Control while employed (as such terms are defined in the grantee's employment agreement).

(7)
Includes $12,466 for health and dental insurance and $1,627 automobile allowance.

Executive Employment Agreements

        The Company has employment agreements with Mr. Zimmer and Mr. Cauley. The employment agreements provide for Mr. Zimmer to serve as the Company's President and Chief Executive Officer and Mr. Cauley to serve as the Company's Chief Investment Officer and Chief Financial Officer. These employment agreements require Messrs. Zimmer and Cauley to devote substantially full-time attention and time to the Company's affairs, but also permit them to devote time to their outside business interests. The employment agreements terminate in April 2007; provided, however, that the term shall automatically be extended for one-year periods unless, not later than six months prior to the termination of the existing term, either party provides written notice to the other party of its intent not to further extend the term. The employment agreements provide for an annual base salary of $400,000 to Mr. Zimmer and $267,500 to Mr. Cauley. Messrs. Zimmer and Cauley will be entitled to additional bonuses at the discretion of the compensation committee, which shall consider, among other things, whether completion of a capital raising event should result in the payment of a bonus. In addition, subject to approval by the compensation committee, Messrs. Zimmer and Cauley may participate in the

Company's employee benefit plans, including, but not limited to, the 2003 stock incentive plan. Messrs. Zimmer and Cauley are covered by medical, vision and dental insurance at the Company's expense.

        Each employment agreement also provides that, at the Company's expense, the executive officer or his estate will be entitled to life insurance in an amount of at least $2,500,000 for Mr. Zimmer and $2,000,000 for Mr. Cauley and long-term disability insurance benefits, and to receive continued coverage under the Company's group health plans for a period of three years in the event of his death or disability.

        Upon the termination of an executive officer's employment either by the Company for "cause" or by the executive officer without "good reason" during the term of his employment agreement, such executive officer will be entitled to receive his base salary and bonus accrued through the date of termination of the executive officer's employment. All unvested equity awards will be terminated.

        Upon the termination of an executive officer's employment either by the Company without "cause" or by the executive officer for "good reason" or by the executive officer for any reason within three months after a "change of control", the executive officer will be entitled under his employment agreement to the following severance payments and benefits, subject to his execution and non-revocation of a general release of claims:

  •
  lump-sum cash payment equal to 300% of the sum of his then-current annual base salary plus average bonus over the prior three years;

  •
  his prorated annual bonus for the year in which the termination occurs;

  •
  all stock options held by the executive officer will become fully exercisable and will continue to be exercisable for their full terms and all restricted stock held by such executive officer will become fully vested;

  •
  health benefits for three years following the executive officer's termination of employment at no cost to the executive officer, subject to reduction to the extent that the executive officer receives comparable benefits from a subsequent employer; and

  •
  outplacement services at the Company's expense.

        "Cause" under the employment agreements generally includes (i) conviction of felony or certain other crimes, (ii) willful misconduct, willful or gross neglect, fraud, misappropriation or embezzlement, (iii) repeated failure to adhere to certain directions, policies and practices or to devote required time and efforts to the Company, (iv) certain willful and continued failures to perform properly assigned duties, (v) material breach of certain restrictive covenants, or (vi) certain other breaches of the employment agreement. "Good reason" under the employment agreements generally includes (i) the material reduction of authority, duties and responsibilities, the failure to continue as a member of the Company's board (or as chairman of the board, as applicable), or the assignment of duties materially inconsistent with the executive's positions, (ii) a reduction in salary, (iii) the relocation of the executive's office to more than 25 miles from Vero Beach, Florida, (iv) the Company's failure to pay certain compensation, or (v) the Companys' material and willful breach of the employment agreement. Conditions otherwise constituting cause or good reason may be subject to specified opportunities to cure. "Change of control" under the employment agreements generally includes (i) certain acquisitions of 30% or more of the voting power of the Company's capital stock by a person or group, (ii) certain consolidations or mergers where the Company's stockholders do not immediately thereafter own at least 50% of the voting power of the resulting company, (iii) certain sales or other transfers of substantially all of the Company's assets to a third party or the approval by the Company's stockholders of a plan of the Company's liquidation or dissolution, and (iv) certain significant changes in the composition of the Company's board of directors.

        Under the employment agreements, the Company has agreed to make an additional tax gross-up payment to the executive officer if any amounts paid or payable to the executive officer would be subject to the excise tax imposed on certain so-called "excess parachute payments" under Section 4999 of the Internal Revenue Code. However, if a reduction in the payments and benefits of 10% or less would avoid the excise tax, then the payments and benefits will be reduced by such amount, and the Company will not be required to make the gross-up payment.

        Each employment agreement also contains confidentiality provisions that apply indefinitely and non-compete provisions that include covenants not to: (i) conduct, directly or indirectly, any business involving mortgage REITs without the consent of the Company's board of directors, whether such business is conducted by him individually or as principal, partner, officer, director, consultant, employee, stockholder or manager of any person, partnership, corporation, limited liability company or any other entity; or (ii) own interests in any entity that is competitive, directly or indirectly, with any business carried on by the Company or its successors, subsidiaries and affiliates.

        Each of Messrs. Zimmer and Cauley is bound by his non-competition covenant for so long as he is an officer of the Company and for a one-year period thereafter, unless his employment is terminated by the Company without "cause" or by him with "good reason" (in each case, as defined in his employment agreement) or by him for any reason after a "change in control" (as defined in his employment agreement) of the Company, in which case his covenant not to compete will lapse on the date of his termination.

Compensation Committee Interlocks and Insider Participation

        During 2004, the members of the Compensation Committee included Mr. Bespolka, Ms. Hendricks and Mr. Mortenson. No member of the Compensation Committee is an employee of the Company. No executive officer of the Company serves as a director or member of the compensation committee of any entity that has one or more executive officers serving as a director of the Company.

Report of the Compensation Committee on Executive Compensation

        The compensation committee of the Board of Directors of Bimini Mortgage Management has prepared the report below to give an overview of our compensation policies and to discuss the factors considered in awarding compensation to the Company's named executive officers in 2004.

        Our overall philosophy is to implement a compensation program that attracts and retains well-qualified individuals and aligns their interests with those of the Company's stockholders. In structuring our executive compensation program for 2004, we worked extensively with independent compensation consultants and examined the compensation practices of comparable companies. We also took into account the increased responsibilities of the Company's executive officers as a result of the Company's Class A Common Stock becoming publicly traded in 2004.

Executive Officer Compensation

        The duties of the compensation committee include reviewing the employment agreements proposed to be made to any executive officer, making recommendations to the Board with respect to the Company's incentive compensation plans and equity-based plans and recommending performance targets and compensation levels for the Company's executive officers. The compensation committee regularly reviews and considers the Company's performance and relative stockholder returns, the value of similar incentive awards to executive officers at comparable companies and the awards given to the executive officers in past years. In 2004, the Company's named executive officers were awarded a mixture of cash bonuses and equity-based awards that reflected their achievements in successfully raising capital, implementing the Company's investment strategy, completing an initial public offering and listing on the New York Stock Exchange, registering the shares of Class A Common Stock that were sold in the Company's initial private placements and completing a follow-on offering of the Company's Class A Common Stock.

Compensation of the Company's Chief Executive Officer

        Bimini Mortgage Management's Chief Executive Officer and President, Jeffrey J. Zimmer, entered into an employment agreement with the Company in December 2003. This agreement provided for an annual base salary of $150,000 and was amended and restated in April 2004 to provide Mr. Zimmer with an annual base salary of $400,000 upon the effectiveness of a registration statement for an initial public offering of the Company's Class A Common Stock. Accordingly, Mr. Zimmer's annual salary was increased to $400,000 in September 2004 when the Company's registration statement was declared effective and its Class A Common Stock began trading on the New York Stock Exchange. Pursuant to his employment agreement, Mr. Zimmer received a one-time cash bonus of $250,000 upon the effectiveness of the Company's resale registration statement in October 2004.

        Subsequent to the Company's first full quarter of operations and after consultations with an independent compensation consultant, we approved the grant of 186,500 phantom shares to Mr. Zimmer under the Company's 2003 Long Term Incentive Compensation Program. Provided that Mr. Zimmer continues his employment with the Company, these shares vest quarterly in equal installments through November 2007. Additionally, we approved the implementation of the Company's 2004 Performance Bonus Plan under which Mr. Zimmer received a total cash bonus of $298,917. This award was a formula bonus, as more fully described in the Proxy Statement under the heading "2004 Performance Bonus Plan." We believe that Mr. Zimmer's level of compensation is consistent with best practice in the industry, based on the results of operations in 2004, on compensation packages offered to other chief executive officers and input from independent compensation consultants.

Compensation of the Company's Chief Investment Officer

        Bimini Mortgage Management's Chief Investment Officer, Robert E. Cauley, entered into an employment agreement with the Company in December 2003. This agreement provided for an annual base salary of $150,000 and was amended and restated in April 2004 to provide Mr. Cauley with an annual base salary of $267,500 upon the effectiveness of a registration statement for an initial public offering of the Company's Class A Common Stock. Accordingly, Mr. Cauley's annual salary was increased to $267,500 in September 2004 when the Company's registration statement was declared effective and its Class A Common Stock began trading on the New York Stock Exchange. Pursuant to his employment agreement, Mr. Cauley received a one-time cash bonus of $125,000 upon the effectiveness of the Company's resale registration statement in October 2004.

        Subsequent to the Company's first full quarter of operations and after consultations with an independent compensation consultant, we approved the grant of 124,350 phantom shares to Mr. Cauley under the Company's 2003 Long Term Incentive Compensation Program. Provided that Mr. Cauley continues his employment with the Company, these shares vest quarterly in substantially equal installments through November 2007. Additionally, we approved the implementation of the Company's 2004 Performance Bonus Plan under which Mr. Cauley received a total cash bonus of $199,278. This award was a formula bonus, as more fully described in the Proxy Statement under the heading "2004 Performance Bonus Plan." We believe that Mr. Cauley's level of compensation is consistent with best practice in the industry, based the results of operations in 2004, on compensation packages offered to other chief investment officers and input from independent compensation consultants.

Compensation Committee
 Kevin L. Bespolka, Chairperson
Maureen Hendricks
Christopher Mortenson

2003 Long Term Incentive Compensation Plan

        The Company has adopted a 2003 Long Term Incentive Compensation Plan. The purpose of the 2003 Long Term Incentive Compensation Plan is to provide the Company with the flexibility to use stock options and other awards as part of an overall compensation package to provide performance-based compensation to attract and retain qualified personnel. The Company believes that awards under the 2003 Long Term Incentive Compensation Plan may serve to broaden the equity participation of key employees and further link the long-term interests of management and stockholders. As of December 31, 2004, the Company has awarded a total of 313,600 phantom shares to Messrs. Zimmer, Cauley and Haas and issued 3,259 shares of its Class A Common Stock to its outside directors under this plan.

        The following table summarizes information, as of December 31, 2004, relating to the Company's equity compensation plans:

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the second column)
Equity compensation plans approved by security holders	313,600	(1)	N/A	3,683,141
Equity compensation plans not approved by security holders	N/A		N/A	N/A
Total	313,600		N/A	3,683,141

(1)
Represents 313,600 shares of Class A Common Stock reserved for issuance upon conversion of phantom shares issued under the Company's 2003 Long Term Incentive Compensation Plan.

Administration

        The 2003 Long Term Incentive Compensation Plan is administered by the compensation committee appointed by the Company's board of directors consisting of two or more non-employee directors, each of whom is intended to be, to the extent required by Rule 16b-3 under the Securities Exchange Act of 1934 and Section 162(m) of the Internal Revenue Code, a non-employee director under Rule 16b-3 and an outside director under Section 162(m), or if no committee exists, the board of directors. References below to the committee include a reference to the board for those periods in which the board is acting.

        The compensation committee has the full authority to administer and interpret the 2003 Long Term Incentive Compensation Plan, to authorize the granting of awards, to determine the eligibility of an employee, director or consultant to receive an award, to determine the number of shares of Class A Common Stock to be covered by each award (subject to the individual participant limitations provided in the 2003 Long Term Incentive Compensation Plan), to determine the terms, provisions and conditions of each award (which may not be inconsistent with the terms of the 2003 Long Term Incentive Compensation Plan), to prescribe the form of instruments evidencing awards and to take any other actions and make all other determinations that it deems necessary or appropriate in connection with the 2003 Long Term Incentive Compensation Plan or the administration or interpretation thereof. In the case of grants to directors, the grants shall, unless otherwise provided by the board of directors, be made and administered by the board of directors rather than the compensation committee. In connection with this authority, the compensation committee may establish performance goals that must be met in order for awards to be granted or to vest, or for the restrictions on any such awards to lapse. The plan also provides for the possibility of a right of first refusal and certain repurchase rights.

Eligibility and Types of Awards

        Key employees, directors and consultants are eligible to be granted stock options, restricted stock, phantom shares, dividend equivalent rights and other stock-based awards under the 2003 Long Term Incentive Compensation Plan.

Available Shares

        Subject to adjustment upon certain corporate transactions or events, a maximum of 4,000,000 shares of the Company's Class A Common Stock (but not more than 10% of the Class A Common Stock outstanding on the date of grant) may be subject to stock options, shares of restricted stock, phantom shares and dividend equivalent rights under the 2003 Long Term Incentive Compensation Plan. In addition, subject to adjustment upon certain corporate transactions or events, a participant may not receive options for more than 2,000,000 shares of the Company's Class A Common Stock over the life of the 2003 Long Term Incentive Compensation Plan. Any Class A Common Stock withheld or surrendered by plan participants in connection with the payment of an option exercise price or in connection with tax withholding will not count towards the share limitation and will be available for issuance under the 2003 Long Term Incentive Compensation Plan. If an option or other award granted under the 2003 Long Term Incentive Compensation Plan expires or terminates, the shares subject to any portion of the award that expires or terminates without having been exercised or paid, as the case may be, will again become available for the issuance of additional awards. Unless previously terminated by the Company's board of directors, no new award may be granted under the 2003 Long Term Incentive Compensation Plan after the tenth anniversary of the date that such plan was initially approved by the Company's board of directors. Also, no award may be granted under the Company's 2003 Long Term Incentive Compensation Plan to any person who, assuming exercise of all options and payment of all awards held by such person would own or be deemed to own more than 9.8% of the outstanding shares of the Company's common stock.

Awards Under the Plan

        Stock Options.    The terms of specific options, including whether options shall constitute "incentive stock options" for purposes of Section 422(b) of the Internal Revenue Code, shall be determined by the compensation committee. The exercise price of an option shall be determined by the compensation committee and reflected in the applicable award agreement. The exercise price with respect to incentive stock options may not be lower than 100% (110% in the case of an incentive stock option granted to a 10% stockholder, if permitted under the plan) of the fair market value of the Company's Class A Common Stock on the date of grant. Each option will be exercisable after the period or periods specified in the award agreement, which will generally not exceed ten years from the date of grant (or five years in the case of an incentive stock option granted to a 10% stockholder, if permitted under the plan). Options will be exercisable at such times and subject to such terms as determined by the compensation committee. Unless otherwise determined by the compensation committee at the time of grant, such stock options shall vest ratably over a five-year period beginning on the date of grant.

        Restricted Stock.    Restricted stock will be subject to restrictions (including, without limitation, any limitation on the right to vote a share of restricted stock or the right to receive any dividend or other right or property) as the compensation committee shall determine. Unless otherwise determined by the compensation committee at the time of grant, restricted stock awards shall vest over a three-year period. Unless otherwise determined by the compensation committee, provided the participant remains in the Company's service, each award will vest in three equal annual installments and 50% of each award is subject to achieving pre-determined financial hurdles in each of those three years. Except as otherwise determined by the compensation committee, upon a termination of employment or other service for cause or by the grantee for any reason during the applicable restriction period, all shares of restricted stock still subject to restrictions shall be forfeited to us.

        Phantom Shares.    Phantom shares will vest as provided in the agreements governing the applicable awards. A phantom share represents a right to receive the fair market value of a share of the Company's Class A Common Stock, or, if provided by the compensation committee, the right to receive the fair market value of a share of the Company's Class A Common Stock in excess of a base value established by the committee at the time of grant. Phantom shares are generally settled by transfer of shares of the Company's Class A Common Stock; however, the compensation committee may determine at the time of grant that phantom shares are settled (i) in cash at the applicable fair market value, (ii) in cash or by transfer of shares at the election of the participant or (iii) in cash or by transfer of shares at our election. The committee may, in its discretion and under certain circumstances, permit a participant to receive as settlement of the phantom shares installments over a period not to exceed ten years. In addition, the compensation committee may establish a program under which distributions with respect to phantom shares may be deferred for additional periods as set forth in the preceding sentence. The Company has awarded 313,600 phantom shares under this plan, consisting of 186,500 shares to Mr. Zimmer, 124,350 shares to Mr. Cauley and 2,750 to Mr. Haas, which vest over time through November 15, 2007. Distributions in respect of phantom shares generally may be deferred at the election of the grantee.

        Dividend Equivalents. A dividend equivalent is a right to receive (or have credited) the equivalent value (in cash or shares of common stock) of dividends declared on shares of common stock otherwise subject to an award. The compensation committee may provide that amounts payable with respect to dividend equivalents shall be converted into cash or additional shares of Class A Common Stock. The compensation committee will establish all other limitations and conditions of awards of dividend equivalents as it deems appropriate.

        Other Stock-Based Awards.    The 2003 Long Term Incentive Compensation Plan authorizes the granting of other awards based upon the Class A Common Stock (including the grant of securities convertible into Class A Common Stock and stock appreciation rights), and subject to terms and conditions established at the time of grant. As of the fourth quarter of 2004, the Company's outside directors receive all stock-based compensation under the 2003 Long Term Incentive Plan. In 2004, the Company issued a total of 3,259 shares of its Class A Common Stock to its outside directors under this plan.

Change in Control

        Upon a change in control of the Company (as defined in the 2003 Long Term Incentive Compensation Plan), the compensation committee may make such adjustments as it, in its discretion, determines are necessary or appropriate in light of the change in control, but only if the compensation committee determines that the adjustments do not have an adverse economic impact on the participants (as determined at the time of the adjustments).

Amendment and Termination

        The Company's board of directors may amend the 2003 Long Term Incentive Compensation Plan as it deems advisable, except that it may not amend the 2003 Long Term Incentive Compensation Plan in any way that would adversely affect a participant with respect to an award previously granted unless the amendment is required in order to comply with applicable laws. In addition, the Company's board of directors may not amend the 2003 Long Term Incentive Compensation Plan without shareholder approval if the amendment would cause the 2003 Long Term Incentive Compensation Plan to fail to comply with any requirement of applicable law in the absence of shareholder approval or applicable exchange or similar rules.

2004 Performance Bonus Plan

        The compensation committee may grant two types of bonuses: (i) an annual supplemental bonus and (ii) a formula bonus. Unless otherwise provided for by the compensation committee, the formula bonus is only awarded if the Company's funds from operations exceed the product of (i) 25% of (A) the annualized 10-year U.S. Treasury rate for the applicable quarterly period, as determined by the committee, plus (B) 2.25% and (ii) the weighted average book value of the Company. To the extent this occurs, a certain percentage of the excess will be allocated among selected key employees as determined by the compensation committee. In addition, the fourth quarterly formula bonus for a year will be adjusted (but not to below zero) by the compensation committee so that the aggregate of the four quarterly formula bonuses for the year reflect performance as determined on a full-year basis. Notwithstanding the foregoing, formula bonuses shall never cause general and administrative expenses to exceed 18 basis points of assets, as determined by the compensation committee. The compensation committee may decide whether to grant an annual supplemental bonus, in addition to the formula bonus, based on the performance of the Company as compared with its peer group and other material factors not otherwise taken into account for purposes of the formula bonus. No annual supplemental bonus shall exceed 100% of the key employee's aggregate salary for the year, except that, in the case of any employee with an employment agreement that contemplates bonus payments, as is the case with Messrs. Zimmer and Cauley, the compensation committee may provide, in its discretion, that bonuses in excess of 100% of the key employee's aggregate salary for the year may be paid to such employee. Further, in addition to the formula bonus and the annual supplemental bonus, any capital-raising bonus provided for under an employment agreement shall be payable as contemplated by the applicable employment agreement. The compensation committee may provide for partial bonus payments at target and other levels. The compensation committee may determine that bonuses shall be paid in cash or stock, or a combination thereof. Unless otherwise provided for by the compensation committee, (i) (A) formula bonuses shall, at the election of the employee, be paid in cash, stock (or other equity-based compensation) or any combination thereof, and (B) supplemental annual bonuses shall be paid 60% in cash and 40% in stock (or other equity-based compensation) and may be subject to various additional limitations, (ii) formula bonuses shall be vested as they are earned and the equity portion of the annual supplemental bonus shall vest over three years, (iii) subject to the governing plan and applicable award agreement, dividends and dividend equivalents shall be payable with respect to such stock (or other equity), and (iv) stock (or other stock-based compensation) will vest upon the occurrence of certain changes in control and certain terminations of employment. The compensation committee may provide for programs under which the payment of bonuses may be deferred at the election of the employee.

        In 2004, Mr. Zimmer received an aggregate formula bonus of $298,917 and Mr. Cauley received an aggregate formula bonus of $199,278 under the 2004 Performance Bonus Plan.

SHARE PRICE PERFORMANCE GRAPH

        The following graph compares the total cumulative stockholder return from a $100 investment in the Company's Class A Common Stock and in the stocks making up two comparative stock indices on September 16, 2004 (the date of the Company's listing on the New York Stock Exchange) through December 31, 2004. The graph reflects stock price appreciation and the value of dividends paid on the Class A Common Stock(1) and for each of the comparative indices.

(1)
Does not include the Company's third quarter dividend paid on October 8, 2004 because the record date of this dividend was prior to the Company's listing on the New York Stock Exchange.

(2)
The Mortgage REIT Peer Group Index includes Annaly Mortgage Management, Inc., Anworth Mortgage Asset Corporation, Luminent Mortgage Capital, Inc. and MFA Mortgage Investments, Inc.

PRINCIPAL STOCKHOLDERS

        The following table presents information known to the Company regarding the beneficial ownership of the Company's common stock. In accordance with SEC rules, each listed person's beneficial ownership includes:

  •
  all shares the investor actually owns (of record or beneficially);

  •
  all shares over which the investor has or shares voting or dispositive control (such as in the capacity as a general partner of an investment fund); and

  •
  all shares the investor has the right to acquire within 60 days (such as upon exercise of options that are currently vested or which are scheduled to vest within 60 days).

        Except as otherwise noted, information is given as of December 31, 2004. The table presents information regarding:

  •
  each of the Company's named executive officers;

  •
  each director of the Company;

  •
  all of the Company's directors and executive officers as a group; and

  •
  each stockholder known to the Company to own beneficially more than 5% of the Company's common stock.

        Except as otherwise noted, the beneficial owners named in the following table have sole voting and investment power with respect to all shares of the Company's common stock shown throughout as beneficially owned by them, subject to community property laws, where applicable.

	Beneficial ownership
	Number	Percent(1)
5% Stockholders
Wasatch Advisors, Inc.(2)	2,135,900(3)	10.32%
Wellington Management Company, LLP(4)	1,425,700(5)	6.89
Directors and Officers(6)
Jeffrey J. Zimmer(7)	286,984	1.39
Robert E. Cauley(8)	122,286	*
Buford H. Ortale(9)	115,599	*
Kevin L. Bespolka(10)	36,266	*
Maureen A. Hendricks(11)	40,059	*
W. Christopher Mortenson	2,972	*
All directors and officers as a group (7 persons)	604,166	2.92

*
Holdings represent less than 1% of all shares outstanding.

(1)
Calculated using 20,688,303 shares of Class A and Class B Common Stock outstanding as of December 31, 2004 plus.

(2)
Wasatch Advisors, Inc. is the investment advisor to Wasatch Funds, Inc., a registered investment company comprised of a series of funds under the Investment Company Act of 1940, which are the beneficial owners of our stock. Wasatch Funds, Inc. has represented to us that it holds our stock solely for investment purposes, with no intent to control our business or affairs. As of November 29, 2004 1,251,075 shares were held by Wasatch Core Growth Fund, 642,325 shares were held by Wasatch Small Cap Value Fund, 157,150 shares were held by Wasatch Micro Cap Fund, 71,600 shares were held by Wasatch Micro Cap Value Fund, 2,600 shares were held by O'Malley Seidler Partners Small Cap Growth Fund L.P. and 11,150 shares were held by various separate accounts. These are "look-through" entities for federal income tax purposes. Wasatch Advisors, Inc.'s address is 150 Social Hall Avenue, 4th Floor, Salt Lake City, Utah 84111.

(3)
Information as to the ownership of our Class A Common Stock by Wasatch Advisors, Inc. is given as of November 29, 2004.

(4)
Wellington Management Company, LLP, as a registered investment adviser under the Investment Advisers Act of 1940, as amended, may be deemed to have beneficial ownership of the securities held by its investment advisory client accounts. Wellington Management shares investment discretion and voting control with Bay Pond Partners, L.P. with respect to 813,300 shares and Bay Pond Investors (Bermuda) L.P. with respect to 74,800 shares and investment discretion with First Financial Fund, Inc. and no voting control with respect to 537,600 shares. Wellington Management Company, LLP's address is 75 State Street, Boston, Massachusetts, 02109.

(5)
Information as to the ownership of our Class A Common Stock by Wellington Management Company, LLP is given as of December 3, 2004.

(6)
The address of each of our officers and directors is c/o Bimini Mortgage Management, Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963.

(7)
Includes 207,602 shares of Class B Common Stock, which votes together as a class with Class A Common Stock, 1,623 shares held by Mr. Zimmer's IRA and 8,949 shares owned by members of Mr. Zimmer's immediate family.

(8)
Includes 111,786 shares of Class B Common Stock, which votes together as a class with Class A Common Stock and 500 shares held by Mr. Cauley's IRA.

(9)
Includes 10,000 shares owned by the Ortale Family Foundation.

(10)
Includes 6,667 shares owned by members of Mr. Bespolka's immediate family and 8,000 shares held in Mr. Bespolka's IRA.

(11)
Includes 8,367 shares owned by John K. Hendricks Revocable Trust Dated July 9, 2003, 8,367 shares owned by Maureen A. Hendricks Revocable Trust Dated July 9, 2003 and 17,580 shares held by members of Mrs. Hendricks' immediate family.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Buford Ortale, one of the Company's directors, was previously a Managing Director in the Investment Banking Group at Avondale Partners, LLC, one of the placement agents for the Company's private placement that it completed in January 2004. Mr. Ortale now has a continuing affiliation with Avondale pursuant to which he receives compensation from investment banking fees earned by Avondale on transactions referred to Avondale by Mr. Ortale. Mr. Ortale was compensated by Avondale for referring the Company to Avondale in an amount equal to $360,000.

        As of December 31, 2004, the Company's outside directors have elected to receive 100% of their directors' compensation in shares of the Company's Class A Common Stock. Accordingly, Kevin L. Bespolka, Maureen A. Hendricks, W. Christopher Mortenson and Buford H. Ortale received total consideration in 2004 of $174,386 as compensation for their services as directors through the issuance of a total of 11,415 shares of the Company's Class A Common Stock. The Company's Class A Common Stock was valued at $15.00 per share for the issuances on January 15, 2004, on April 15, 2004, on May 27, 2004 and on July 15, 2004 and at $15.97 per share for the issuance on November 8, 2004.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors and executive officers of the Company and persons, or "groups" of persons, who own more than 10% of a registered class of the Company's equity securities (collectively, "Covered Persons") to file with the SEC and the NYSE, within specified time periods, initial reports of beneficial ownership, and subsequent reports of changes in ownership, of certain equity securities of the Company. To the Company's knowledge, based solely on its review of copies of such reports furnished to it and upon written representations of Covered Persons that no other reports were required, the Company believes that all such filing requirements applicable to Covered Persons with respect to 2004 have been complied with on a timely basis except for Form 4 reports in conjunction with a distribution of shares as compensation to Kevin L. Bespolka of 815 shares, Maureen A. Hendricks of 861 shares, W. Christopher Mortenson of 768 shares and Buford H. Ortale of 815 shares that were due on November 10, 2004 but not filed until December 3, 2004.

SOLICITATION OF PROXIES

        The cost of soliciting the proxies will be paid by the Company. Directors, officers and employees of the Company may solicit proxies in person, or by mail, telephone, electronic mail or otherwise, but no such person will be compensated for such services. The Company will request banks, brokers and other nominees and fiduciaries to forward proxy materials to beneficial owners of shares of Common Stock held of record by them and will, upon request, reimburse them for their reasonable out-of-pocket expenses in so doing.

SHAREHOLDER PROPOSALS

        In order to be eligible for inclusion in the Company's proxy material for the 2006 Annual Meeting of Stockholders, stockholders' proposals to take action at such meeting must comply with applicable SEC rules and regulations and must be received by the Secretary of the Company at its principal executive offices set forth above no later than October 14, 2005. Pursuant to the Company's Bylaws, any stockholder who intends to submit a proposal for presentation at an annual meeting of stockholders, without having such proposal included in the proxy statement for such annual meeting, must notify the Company not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting. Accordingly, any stockholder who intends to submit such a proposal at the 2006 Annual Meeting of Stockholders must notify the Company of such proposal not before December 24, 2005 and not later than January 23, 2006.

OTHER MATTERS

        At the date of this Proxy Statement, management was not aware that any matters not referred to in this Proxy Statement would be presented for action at the meeting. If any other matters should come before the meeting, the persons named in the accompanying form of proxy will have discretionary authority to vote all proxies in accordance with their best judgment, unless otherwise restricted by law.

By Order of the Board of Directors,
Robert E. Cauley Secretary

February 11, 2005

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PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

BIMINI MORTGAGE MANAGEMENT, INC.

        The undersigned appoints Jeffrey J. Zimmer and Robert E. Cauley, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Class A Common Stock of Bimini Mortgage Mangement, Inc. held of record by the undersigned at the close of business on January 28, 2005 at the 2005 Annual Meeting of Stockholders of Bimini Mortgage Management, Inc. to be held on March 24, 2005 or at any adjournment thereof.

(Continued, and to be marked, dated and signed, on the other side)

\/ FOLD AND DETACH HERE AND READ THE REVERSE SIDE \/

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PROXY

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.	Please mark your votes like this	☒
FOR	WITHHOLD AUTHORITY		FOR	AGAINST	ABSTAIN
1. ELECTION OF CLASS II DIRECTORS: (To withhold authority to vote for any individual nominee, mark "FOR" but strike a line through the nominees's name below) ROBERT E. CAULEY BUFORD H. ORTALE	☐	☐	2. RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005

		3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.	☐	☐	☐
: : : : : : :	COMPANY ID: PROXY NUMBER:
ACCOUNT NUMBER:

Signature	Signature	Date

Title	Title

NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in the partnership name by authorized person.

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BIMINI MORTGAGE MANAGEMENT, INC. 3305 Flamingo Drive Vero Beach, Florida 32963
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 24, 2005
BIMINI MORTGAGE MANAGEMENT, INC. 3305 Flamingo Drive Vero Beach, Florida 32963 (772) 231-1400
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 24, 2005
QUORUM AND VOTING
PROPOSAL NO. 1: ELECTION OF DIRECTORS
PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
CORPORATE GOVERNANCE
REPORT OF AUDIT COMMITTEE
EXECUTIVE OFFICERS
OTHER OFFICERS
EXECUTIVE COMPENSATION AND OTHER MATTERS
Summary Compensation Table
Equity Compensation Plan Information
SHARE PRICE PERFORMANCE GRAPH
PRINCIPAL STOCKHOLDERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SOLICITATION OF PROXIES
SHAREHOLDER PROPOSALS
OTHER MATTERS